                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on September 15, 2005 and covers activity from July 26, 2005 through August 24, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 1st day of September, 2005.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Susanne L. Miller
                                                   ----------------------------
                                            Name:  Susanne L. Miller
                                            Title: Vice President
                                                   Treasury Controller

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------

A. Trust Activity                                        Trust Totals
-----------------                                        ------------

Number of days in period                                           30
Beginning Principal Receivable Balance              26,992,634,703.13
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   26,992,634,703.13
Finance Charge Collections (excluding                  462,007,236.81
 Recoveries)
Recoveries                                              19,697,825.61
Total Collections of Finance Charge Receivables        481,705,062.42
Total Collections of Principal Receivables           6,976,071,230.31
Monthly Payment Rate                                         25.8444%
Defaulted amount                                        92,895,782.67
Annualized Default Rate                                       4.1766%
Trust Portfolio Yield                                        17.5252%
New Principal Receivables                            7,137,610,456.08
Ending Principal Receivables Balance                27,061,278,146.23
Ending Required Minimum Principal Balance           24,262,250,000.00
Ending Transferor Amount                             4,386,278,146.23
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      27,061,278,146.23


B. Series Allocations                      Series 2000-4      Series 2000-5      Series 2001-1      Series 2001-2      Series 2001-3
---------------------                      -------------      -------------      -------------      -------------      -------------
Group Number                                           2                  2                  2                  1                  2
Invested Amount                         1,212,122,000.00     787,878,000.00     750,000,000.00     250,000,000.00     750,000,000.00
Adjusted Invested Amount                1,212,122,000.00     787,878,000.00     750,000,000.00     250,000,000.00     750,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00               0.00               0.00
Series Required Transferor Amount          84,848,540.00      55,151,460.00      52,500,000.00      17,500,000.00      52,500,000.00
Series Allocation Percentage                       5.35%              3.47%              3.31%              1.10%              3.31%
Series Alloc. Finance
  Charge Collections                       25,750,178.77      16,737,588.59      15,932,912.76       5,310,970.92      15,932,912.76
Series Allocable Recoveries                 1,052,973.22         684,431.46         651,526.76         217,175.59         651,526.76
Series Alloc. Principal Collections       372,915,078.80     242,394,401.27     230,741,055.03      76,913,685.01     230,741,055.03
Series Allocable Defaulted Amount           4,965,866.46       3,227,807.87       3,072,627.87       1,024,209.29       3,072,627.87

B. Series Allocations                      Series 2001-4      Series 2001-5      Series 2001-6      Series 2001-7      Series 2002-1
---------------------                      -------------      -------------      -------------      -------------      -------------

Group Number                                           2                  2                  2                  2                  2
Invested Amount                           725,000,000.00     500,000,000.00     700,000,000.00     650,000,000.00     920,000,000.00
Adjusted Invested Amount                  725,000,000.00     500,000,000.00     700,000,000.00     650,000,000.00     920,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00               0.00               0.00
Series Required Transferor Amount          50,750,000.00      35,000,000.00      49,000,000.00      45,500,000.00      64,400,000.00
Series Allocation Percentage                       3.20%              2.21%              3.09%              2.87%              4.06%
Series Alloc. Finance
  Charge Collections                       15,401,815.67      10,621,941.84      14,870,718.58      13,808,524.39      19,544,372.98
Series Allocable Recoveries                   629,809.20         434,351.17         608,091.64         564,656.52         799,206.15
Series Alloc. Principal Collections       223,049,686.53     153,827,370.02     215,358,318.03     199,975,581.02     283,042,360.83
Series Allocable Defaulted Amount           2,970,206.94       2,048,418.58       2,867,786.01       2,662,944.16       3,769,090.19

B. Series Allocations                      Series 2002-2      Series 2002-3      Series 2002-5      Series 2002-6      Series 2003-1
---------------------                      -------------      -------------      -------------      -------------      -------------

Group Number                                           2                  2                  2                  2                  2
Invested Amount                           940,000,000.00     920,000,000.00     600,000,000.00     720,000,000.00     920,000,000.00
Adjusted Invested Amount                  940,000,000.00     920,000,000.00     600,000,000.00     720,000,000.00     920,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00               0.00               0.00
Series Required Transferor Amount          65,800,000.00      64,400,000.00      42,000,000.00      50,400,000.00      64,400,000.00
Series Allocation Percentage                       4.15%              4.06%              2.65%              3.18%              4.06%
Series Alloc. Finance
  Charge Collections                       19,969,250.66      19,544,372.98      12,746,330.21      15,295,596.25      19,544,372.98
Series Allocable Recoveries                   816,580.20         799,206.15         521,221.41         625,465.69         799,206.15
Series Alloc. Principal Collections       289,195,455.63     283,042,360.83     184,592,844.02     221,511,412.83     283,042,360.83
Series Allocable Defaulted Amount           3,851,026.93       3,769,090.19       2,458,102.30       2,949,722.76       3,769,090.19

B. Series Allocations                      Series 2003-2      Series 2003-3      Series 2003-4      Series 2004-1      Series 2004-2
---------------------                      -------------      -------------      -------------      -------------      -------------

Group Number                                           2                  2                  1                  2                  2
Invested Amount                         1,100,000,000.00     750,000,000.00     680,000,000.00     800,000,000.00     400,000,000.00
Adjusted Invested Amount                1,100,000,000.00     750,000,000.00     680,000,000.00     800,000,000.00     400,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00               0.00               0.00
Series Required Transferor Amount          77,000,000.00      52,500,000.00      47,600,000.00      56,000,000.00      28,000,000.00
Series Allocation Percentage                       4.85%              3.31%              3.00%              3.53%              1.76%
Series Alloc. Finance
  Charge Collections                       23,368,272.05      15,932,912.76      14,445,840.90      16,995,106.94       8,497,553.47
Series Allocable Recoveries                   955,572.58         651,526.76         590,717.59         694,961.87         347,480.94
Series Alloc. Principal Collections       338,420,214.04     230,741,055.03     209,205,223.22     246,123,792.03     123,061,896.01
Series Allocable Defaulted Amount           4,506,520.88       3,072,627.87       2,785,849.27       3,277,469.73       1,638,734.87

B. Series Allocations                      Series 2004-3      Series 2004-4      Series 2004-5      Series 2005-1      Series 2005-2
---------------------                      -------------      -------------      -------------      -------------      -------------

Group Number                                           1                  2                  2                  2                  2
Invested Amount                           600,000,000.00   1,100,000,000.00   1,000,000,000.00     600,000,000.00     600,000,000.00
Adjusted Invested Amount                  600,000,000.00   1,100,000,000.00   1,000,000,000.00     600,000,000.00     600,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00               0.00               0.00
Series Required Transferor Amount          42,000,000.00      77,000,000.00      70,000,000.00      42,000,000.00      42,000,000.00
Series Allocation Percentage                       2.65%              4.85%              4.41%              2.65%              2.65%
Series Alloc. Finance
  Charge Collections                       12,746,330.21      23,368,272.05      21,243,883.68      12,746,330.21      12,746,330.21
Series Allocable Recoveries                   521,221.41         955,572.58         868,702.34         521,221.41         521,221.41
Series Alloc. Principal Collections       184,592,844.02     338,420,214.04     307,654,740.04     184,592,844.02     184,592,844.02
Series Allocable Defaulted Amount           2,458,102.30       4,506,520.88       4,096,837.16       2,458,102.30       2,458,102.30

B. Series Allocations                      Series 2005-3      Series 2005-4      Series 2005-5      Series 2005-6      Series 2005-7
---------------------                      -------------      -------------      -------------      -------------      -------------

Group Number                                           2                  2                  2                  2                  2
Invested Amount                           700,000,000.00     500,000,000.00   1,100,000,000.00     700,000,000.00     700,000,000.00
Adjusted Invested Amount                  700,000,000.00     500,000,000.00   1,100,000,000.00     700,000,000.00     700,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00               0.00               0.00
Series Required Transferor Amount          49,000,000.00      35,000,000.00      77,000,000.00      49,000,000.00      49,000,000.00
Series Allocation Percentage                       3.09%              2.21%              4.85%              3.09%              3.09%
Series Alloc. Finance
  Charge Collections                       14,870,718.58      10,621,941.84      23,368,272.05      14,870,718.58      14,870,718.58
Series Allocable Recoveries                   608,091.64         434,351.17         955,572.58         608,091.64         608,091.64
Series Alloc. Principal Collections       215,358,318.03     153,827,370.02     338,420,214.04     215,358,318.03     215,358,318.03
Series Allocable Defaulted Amount           2,867,786.01       2,048,418.58       4,506,520.88       2,867,786.01       2,867,786.01

B. Series Allocations                                                                                                    Trust Total
---------------------                                                                                                    -----------

Group Number
Invested Amount                                                                                                    22,675,000,000.00
Adjusted Invested Amount                                                                                           22,675,000,000.00
Principal Funding Account Balance                                                                                               0.00
Series Required Transferor Amount                                                                                   1,587,250,000.00
Series Allocation Percentage                                                                                                    100%
Series Alloc. Finance Charge Collections                                                                              481,705,062.42
Series Allocable Recoveries                                                                                            19,697,825.61
Series Alloc. Principal Collections                                                                                 6,976,071,230.31
Series Allocable Defaulted Amount                                                                                      92,895,782.67


C. Group Allocations
--------------------

1. Group 1 Allocations                     Series 2001-2      Series 2003-4     Series 2004-3                         Group 1 Total
----------------------                     -------------      -------------     -------------                         -------------
Invested Amount                           250,000,000.00     680,000,000.00    600,000,000.00                      1,530,000,000.00
Investor Finance Charge Collections         4,461,449.09      12,135,141.53     10,707,477.82                         27,304,068.45

Investor Monthly Interest                   1,140,811.85       1,089,344.06      2,173,038.33                          4,403,194.24
Investor Default Amount                       860,380.84       2,340,235.88      2,064,914.01                          5,265,530.73
Investor Monthly Fees                         416,666.67       1,133,333.33      1,000,000.00                          2,550,000.00
Investor Additional Amounts                         0.00               0.00              1.00                                  0.00
Total                                       2,417,859.35       4,562,913.28      5,237,952.34                         12,218,724.97

Reallocated Investor Finance
  Charge Collections                        4,882,784.76      11,267,510.37     11,153,773.31                         27,304,068.45
Available Excess                            2,464,925.40       6,704,597.10      5,915,820.97                         15,085,343.47

2. Group 2 Allocations                                        Series 2000-4     Series 2000-5      Series 2001-1      Series 2001-3
----------------------                                        -------------     -------------      -------------      -------------
Invested Amount                                            1,212,122,000.00    787,878,000.00     750,000,000.00     750,000,000.00
Investor Finance Charge Collections                           21,645,920.39     14,069,825.35      13,384,347.28      13,384,347.28

Investor Monthly Interest                                      3,761,694.81      2,554,128.50       2,433,403.13       2,426,008.33
Investor Default Amount                                        4,171,546.17      2,711,500.54       2,581,142.51       2,581,142.51
Investor Monthly Fees                                          2,020,203.33      1,313,130.00       1,250,000.00       1,250,000.00
Investor Additional Amounts                                            0.00              0.00               0.00               0.00
Total                                                          9,953,444.31      6,578,759.03       6,264,545.64       6,257,150.85

Reallocated Investor Finance
  Charge Collections                                          21,537,579.78     14,108,434.66      13,432,224.80      13,424,830.01
Investment Funding Account Proceeds                               20,596.00
Available Excess                                              11,619,369.47      7,539,190.63       7,167,679.16       7,167,679.16

2. Group 2 Allocations                     Series 2001-4      Series 2001-5     Series 2001-6      Series 2001-7      Series 2002-1
----------------------                     -------------      -------------     -------------      -------------      -------------
Invested Amount                           725,000,000.00     500,000,000.00    700,000,000.00     650,000,000.00     920,000,000.00
Investor Finance Charge Collections        12,938,202.37       8,922,898.19     12,492,057.46      11,599,767.64      16,418,132.66

Investor Monthly Interest                   2,345,141.39       1,637,510.42      2,257,854.86       2,097,027.29       2,964,099.44
Investor Default Amount                     2,495,104.43       1,720,761.68      2,409,066.35       2,236,990.18       3,166,201.48
Investor Monthly Fees                       1,208,333.33         833,333.33      1,166,666.67       1,083,333.33       1,533,333.33
Investor Additional Amounts                         0.00               0.00              0.00               0.00               0.00
Total                                       6,048,579.15       4,191,605.43      5,833,587.87       5,417,350.80       7,663,634.26

Reallocated Investor Finance
   Charge Collections                      12,977,335.67       8,970,058.20     12,523,421.76      11,629,339.41      16,455,987.37
Investment Funding Account Proceeds
Available Excess                            6,928,756.52       4,778,452.77      6,689,833.88       6,211,988.61       8,792,353.10


2. Group 2 Allocations                     Series 2002-2      Series 2002-3     Series 2002-5      Series 2002-6      Series 2003-1
----------------------                     -------------      -------------     -------------      -------------      -------------
Invested Amount                           940,000,000.00     920,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00
Investor Finance Charge Collections        16,775,048.59      16,418,132.66     10,707,477.82      12,848,973.39      16,418,132.66

Investor Monthly Interest                   3,027,888.83       2,962,831.89      1,960,750.00       2,337,555.00       2,964,099.44
Investor Default Amount                     3,235,031.95       3,166,201.48      2,064,914.01       2,477,896.81       3,166,201.48
Investor Monthly Fees                       1,566,666.67       1,533,333.33      1,000,000.00       1,200,000.00       1,533,333.33
Investor Additional Amounts                         0.00               0.00              0.00               0.00               0.00
Total                                       7,829,587.45       7,662,366.71      5,025,664.01       6,015,451.81       7,663,634.26

Reallocated Investor Finance
  Charge Collections                       16,813,078.67      16,454,719.81     10,759,807.34      12,896,423.81      16,455,987.37
Investment Funding Account Proceeds
Available Excess                            8,983,491.21       8,792,353.10      5,734,143.33       6,880,971.99       8,792,353.10


2. Group 2 Allocations                     Series 2003-2      Series 2003-3     Series 2004-1      Series 2004-2      Series 2004-4
----------------------                     -------------      -------------     -------------      -------------      -------------
Invested Amount                         1,100,000,000.00     750,000,000.00    800,000,000.00     400,000,000.00   1,100,000,000.00
Investor Finance Charge Collections        19,630,376.01      13,384,347.28     14,276,637.10       7,138,318.55      19,630,376.01

Investor Monthly Interest                   3,541,758.61       2,413,802.08      2,553,228.89       1,309,319.44       3,513,910.28
Investor Default Amount                     3,785,675.69       2,581,142.51      2,753,218.68       1,376,609.34       3,785,675.69
Investor Monthly Fees                       1,833,333.33       1,250,000.00      1,333,333.33         666,666.67       1,833,333.33
Investor Additional Amounts                         0.00               0.00              0.00               0.00               0.00
Total                                       9,160,767.63       6,244,944.60      6,639,780.90       3,352,595.45       9,132,919.30

Reallocated Investor Finance
  Charge Collections                       19,673,363.73      13,412,623.76     14,285,305.34       7,175,357.67      19,645,515.40
Investment Funding Account Proceeds
Available Excess                           10,512,596.10       7,167,679.16      7,645,524.44       3,822,762.22      10,512,596.10

2. Group 2 Allocations                     Series 2004-5      Series 2005-1     Series 2005-2      Series 2005-3      Series 2005-4
----------------------                     -------------      -------------     -------------      -------------      -------------
Invested Amount                         1,000,000,000.00     600,000,000.00    600,000,000.00     700,000,000.00     500,000,000.00
Investor Finance Charge Collections        17,845,796.37      10,707,477.82     10,707,477.82      12,492,057.46       8,922,898.19

Investor Monthly Interest                   3,191,751.39       1,878,083.33      1,921,922.50       2,172,561.81       1,587,135.42
Investor Default Amount                     3,441,523.35       2,064,914.01      2,064,914.01       2,409,066.35       1,720,761.68
Investor Monthly Fees                       1,666,666.67       1,000,000.00      1,000,000.00       1,166,666.67         833,333.33
Investor Additional Amounts                         0.00               0.00              0.00               0.00               0.00
Total                                       8,299,941.41       4,942,997.34      4,986,836.51       5,748,294.82       4,141,230.43

Reallocated Investor Finance
  Charge Collections                       17,856,846.96      10,677,140.67     10,720,979.84      12,438,128.70       8,919,683.20
Investment Funding Account Proceeds
Available Excess                            9,556,905.55       5,734,143.33      5,734,143.33       6,689,833.88       4,778,452.77

2. Group 2 Allocations                     Series 2005-5      Series 2005-6     Series 2005-7                         Group 2 Total
----------------------                     -------------      -------------     -------------                         -------------
Invested Amount                         1,100,000,000.00     700,000,000.00    700,000,000.00                     21,145,000,000.00
Investor Finance Charge Collections        19,630,376.01      12,492,057.46     12,492,057.46                        377,373,517.26

Investor Monthly Interest                   3,454,472.08       1,971,504.11      2,016,475.22                         67,255,918.50
Investor Default Amount                     3,785,675.69       2,409,066.35      2,409,066.35                         72,771,011.28
Investor Monthly Fees                       1,833,333.33       1,166,666.67      1,166,666.67                         35,241,666.67
Investor Additional Amounts                         0.00               1.00              2.00                                  0.00
Total                                       9,073,481.10       5,547,237.12      5,592,208.24                        175,268,596.45

Reallocated Investor Finance
  Charge Collections                       19,586,077.21      12,237,071.01     12,282,042.12                        377,349,364.26
Investment Funding Account Proceeds                                                                                       20,596.00
Available Excess                           10,512,596.10       6,689,833.88      6,689,833.88                        202,125,516.81

                                                GROUP I            GROUP II
                                                -------            --------
Group Investor Finance
  Charge Collections                       27,304,068.45     377,349,364.26
Group Expenses                             12,218,724.97     175,268,596.45
Reallocable Investor Finance
  Charge Collections                       15,085,343.47     202,080,767.81

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                       269,543,580
61-90 Days Delinquent:                       145,346,442
90+ Days Delinquent:                         219,913,804
Total 30+ Days Delinquent:                   634,803,826



II. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount           1,442,926,851.67      1,212,122,000.00        230,804,851.67
Beginning Adjusted Invested Amount                           N/A      1,212,122,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            25,750,178.77         21,645,920.39          4,118,896.38
Collections of Principal Receivables              372,915,078.80        313,265,063.04         59,650,015.76
Defaulted Amount                                    4,965,866.46          4,171,546.17            794,320.29

Ending Invested / Transferor Amounts            1,446,596,277.36      1,212,122,000.00        234,474,277.36


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                             5,000,000.00                  0.00                  0.00         5,000,000.00

38,579.00                                                3.5350%               3.7600%               4.0713%
Monthly Interest Due                                3,044,027.78            313,967.31            403,699.72         3,761,694.81
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  3,044,027.78            313,967.31            403,699.72         3,761,694.81
Investor Default Amount                             3,441,523.35            333,724.52            396,298.30         4,171,546.17
Investor Monthly Fees Due                           1,666,666.67            161,616.67            191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                           8,152,217.80            809,308.50            991,918.02         9,953,444.31

Reallocated Investor Finance Charge Collections                                                                     21,537,579.78
Interest and Principal Funding Investment Proceeds                                                                      20,596.00
Interest on Reserve Account                                                                                             14,638.00
Series Adjusted Portfolio Yield                                                                                          17.4665%
Base Rate                                                                                                                 5.6164%
Excess Spread Percentage                                                                                                 11.5032%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                  1,000,000,000.00         96,970,000.00        115,152,000.00     1,212,122,000.00
Interest Distributions                              3,044,027.78            313,967.31            403,699.72         3,761,694.81
Interest Deposits - Interest Funding Account       (3,044,027.78)          (313,967.31)                 0.00        (3,357,995.09)
Interest Funding Account Distributions              9,033,888.89            931,773.96                  0.00         9,965,662.84
Principal Deposits - Prin. Funding Account      1,000,000,000.00         96,970,000.00                  0.00     1,096,970,000.00
Principal Distributions                         1,000,000,000.00         96,970,000.00        115,152,000.00     1,212,122,000.00
Total Distributions                             1,009,033,888.89         97,901,773.96        115,555,699.72     1,222,491,362.57
Ending Interest Funding Account Balance                     0.00                  0.00                  0.00                 0.00
Ending Certificates Balance                                 0.00                  0.00                  0.00                 0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                        $1,003.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.04

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                            $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                    $1,003.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                            $1,000.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                   $115,555,699.72

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $403,699.72

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                 $115,152,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                    $17,801,164.11

          a.   Class A Monthly Interest:                       $3,044,027.78
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,441,523.35
          e.   Excess Spread:                                 $11,315,612.98

     2.   Class B Available Funds:                             $1,724,181.69

          a.   Class B Monthly Interest:                         $313,967.31
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,410,214.38

     3.   Collateral Available Funds:                          $2,047,467.98

          a.   Excess Spread:                                  $2,047,467.98

     4.   Total Excess Spread:                                $14,773,295.34

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2000-4 Allocable Principal
          Collections:                                       $372,915,078.80

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                       $313,265,063.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $313,265,063.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,171,546.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $317,436,609.21

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                    N/A

     2.   Required Collateral Invested Amoun:                            N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     4.   Treated as Shared Principal Collections:                       N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                       $1,096,970,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:          $115,152,000.00

     3.   Principal Distribution:                          $1,212,122,000.00

     4.   Treated as Shared Principal Collections:                     $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                      $14,773,295.34
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $333,724.52
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $403,699.72
     9.   Applied to unpaid Monthly Servicing Fee:             $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $396,298.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                            $11,619,369.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.6164%
          b.   Prior Monthly Period                                  5.5987%
          c.   Second Prior Monthly Period                           5.6479%

     2.   Three Month Average Base Rate                              5.6210%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.4665%
          b.   Prior Monthly Period                                 16.4086%
          c.   Second Prior Monthly Period                          16.3251%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7334%



III. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                 Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount             937,900,906.05        787,878,000.00        150,022,906.05
Beginning Adjusted Invested Amount                           N/A        787,878,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            16,737,588.59         14,069,825.35          2,677,278.23
Collections of Principal Receivables              242,394,401.27        203,621,955.00         38,772,446.27
Defaulted Amount                                    3,227,807.87          2,711,500.54            516,307.33

Ending Invested / Transferor Amounts              940,286,028.81        787,878,000.00        152,408,028.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
-------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                             3,250,000.00                  0.00                  0.00         3,250,000.00

38,579.00                                                3.7113%               3.9512%               4.0713%
Monthly Interest Due                                2,077,269.10            214,457.39            262,402.01         2,554,128.50
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  2,077,269.10            214,457.39            262,402.01         2,554,128.50
Investor Default Amount                             2,236,990.18            216,919.22            257,591.14         2,711,500.54
Investor Monthly Fees Due                           1,083,333.33            105,050.00            124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                           5,397,592.61            536,426.60            644,739.82         6,578,759.03

Reallocated Investor Finance Charge Collections                                                                     14,108,434.66
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                              9,515.00
Series Adjusted Portfolio Yield                                                                                          17.6142%
Base Rate                                                                                                                 5.7793%
Excess Spread Percentage                                                                                                 11.4828%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    650,000,000.00         63,030,000.00         74,848,000.00       787,878,000.00
Interest Distributions                              2,077,269.10            214,457.39            262,402.01         2,554,128.50
Principal Deposits - Prin. Funding Account        650,000,000.00         63,030,000.00                  0.00       713,030,000.00
Principal Distributions                           650,000,000.00         63,030,000.00         74,848,000.00       787,878,000.00
Total Distributions                               652,077,269.10         63,244,457.39         75,110,402.01       790,432,128.50
Ending Certificates Balance                                 0.00                  0.00                  0.00                 0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                        $1,003.20

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.20

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                            $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                    $1,003.40

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.40

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                            $1,000.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $75,110,402.01

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $262,402.01

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                  $74,848,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,647,320.12

          a.   Class A Monthly Interest:                       $2,077,269.10
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,236,990.18
          e.   Excess Spread:                                  $7,333,060.84

     2.   Class B Available Funds:                             $1,129,431.67

          a.   Class B Monthly Interest:                         $214,457.39
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $914,974.29

     3.   Collateral Available Funds:                          $1,341,197.87

          a.   Excess Spread:                                  $1,341,197.87

     4.   Total Excess Spread:                                 $9,589,233.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2000-5 Allocable Principal
          Collections:                                       $242,394,401.27

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                       $203,621,955.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $203,621,955.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,711,500.54

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $206,333,455.53

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                    N/A

     2.   Required Collateral Invested Amount:                           N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     4.   Treated as Shared Principal Collections:                       N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                         $713,030,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:           $74,848,000.00

     3.   Principal Distribution:                            $787,878,000.00

     4.   Treated as Shared Principal Collections:                     $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                       $9,589,233.00
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $216,919.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $262,402.01
     9.   Applied to unpaid Monthly Servicing Fee:             $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $257,591.14
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,539,190.63

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7793%
          b.   Prior Monthly Period                                  5.5936%
          c.   Second Prior Monthly Period                           5.4886%

     2.   Three Month Average Base Rate                              5.6205%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.6142%
          b.   Prior Monthly Period                                 16.3957%
          c.   Second Prior Monthly Period                          16.1658%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7252%



IV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest               Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount             892,810,409.14        750,000,000.00        142,810,409.14
Beginning Adjusted Invested Amount                           N/A        750,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            15,932,912.76         13,384,347.28          2,548,565.48
Collections of Principal Receivables              230,741,055.03        193,832,631.76         36,908,423.26
Defaulted Amount                                    3,072,627.87          2,581,142.51            491,485.36

Ending Invested / Transferor Amounts              895,080,864.81        750,000,000.00        145,080,864.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.7113%               3.9913%               4.0713%
Monthly Interest Due                                1,977,400.39            206,214.58            249,788.15         2,433,403.13
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  1,977,400.39            206,214.58            249,788.15         2,433,403.13
Investor Default Amount                             2,129,442.57            206,491.40            245,208.54         2,581,142.51
Investor Monthly Fees Due                           1,031,250.00            100,000.00            118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                           5,138,092.96            512,705.98            613,746.69         6,264,545.64

Reallocated Investor Finance Charge Collections                                                                     13,432,224.80
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.6029%
Base Rate                                                                                                                 5.7826%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    618,750,000.00         60,000,000.00         71,250,000.00       750,000,000.00
Interest Distributions                              1,977,400.39            206,214.58            249,788.15         2,433,403.13
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 1,977,400.39            206,214.58            249,788.15         2,433,403.13
Ending Certificates Balance                       618,750,000.00         60,000,000.00         71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.20

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.20

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.44

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.44

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $249,788.15

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $249,788.15

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,081,585.46

          a.   Class A Monthly Interest:                       $1,977,400.39
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,129,442.57
          e.   Excess Spread:                                  $6,974,742.50

     2.   Class B Available Funds:                             $1,074,577.98

          a.   Class B Monthly Interest:                         $206,214.58
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $868,363.40

     3.   Collateral Available Funds:                          $1,276,061.36

          a.   Excess Spread:                                  $1,276,061.36

     4.   Total Excess Spread:                                 $9,119,167.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2001-1 Allocable Principal
          Collections:                                       $230,741,055.03

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                       $193,832,631.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $193,832,631.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,581,142.51

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $196,413,774.28

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $71,250,000.00

     2.   Required Collateral Invested Amount:                $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $196,413,774.28

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                       $9,119,167.25
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $206,491.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $249,788.15
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $245,208.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,167,679.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7825%
          b.   Prior Monthly Period                                  5.5969%
          c.   Second Prior Monthly Period                           5.4918%

     2.   Three Month Average Base Rate                              5.6238%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.6029%
          b.   Prior Monthly Period                                 16.3855%
          c.   Second Prior Monthly Period                          16.1563%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7149%



V. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest                Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount             297,603,469.71        250,000,000.00         47,603,469.71
Beginning Adjusted Invested Amount                           N/A        250,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables             5,310,970.92          4,461,449.09            849,521.83
Collections of Principal Receivables               76,913,685.01         64,610,877.25         12,302,807.75
Defaulted Amount                                    1,024,209.29            860,380.84            163,828.45

Ending Invested / Transferor Amounts              298,360,288.27        250,000,000.00         48,360,288.27


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                5.5300%               5.8300%               4.4212%
Monthly Interest Due                                  996,552.08             72,875.00             71,384.77         1,140,811.85
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                    996,552.08             72,875.00             71,384.77         1,140,811.85
Investor Default Amount                               744,229.42             51,622.85             64,528.56           860,380.84
Investor Monthly Fees Due                             360,416.67             25,000.00             31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                           2,101,198.17            149,497.85            167,163.33         2,417,859.35

Reallocated Investor Finance Charge Collections                                                                      4,882,784.76
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.5757%
Base Rate                                                                                                                 7.3352%
Excess Spread Percentage                                                                                                 11.8316%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    216,250,000.00         15,000,000.00         18,750,000.00       250,000,000.00
Interest Distributions                                996,552.08             72,875.00             71,384.77         1,140,811.85
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                   996,552.08             72,875.00             71,384.77         1,140,811.85
Ending Certificates Balance                       216,250,000.00         15,000,000.00         18,750,000.00       250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $71,384.77

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $71,384.77

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $4,223,608.82

          a.   Class A Monthly Interest:                         $996,552.08
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $744,229.42
          e.   Excess Spread:                                  $2,482,827.31

     2.   Class B Available Funds:                               $292,967.09

          a.   Class B Monthly Interest:                          $72,875.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $220,092.09

     3.   Collateral Available Funds:                            $366,208.86

          a.   Excess Spread:                                    $366,208.86

     4.   Total Excess Spread:                                 $3,069,128.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2001-2 Allocable Principal
          Collections:                                        $76,913,685.01

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                        $64,610,877.25

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $64,610,877.25

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $860,380.84

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $65,471,258.09

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $18,750,000.00

     2.   Required Collateral Invested Amount:                $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $65,471,258.09

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                       $3,069,128.25
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:                $51,622.85
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $71,384.77
     9.   Applied to unpaid Monthly Servicing Fee:               $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $64,528.56
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $2,464,925.40

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.3352%
          b.   Prior Monthly Period                                  7.3213%
          c.   Second Prior Monthly Period                           7.5418%

     2.   Three Month Average Base Rate                              7.3994%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               19.5757%
          b.   Prior Monthly Period                                 18.2973%
          c.   Second Prior Monthly Period                          18.1708%

     4.   Three Month Average Series Adjusted Portfolio Yield       18.6813%



VI. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series            Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations            Interest              Interest
----------------------------------                   -----------         --------------          -----------
Beginning Invested /Transferor Amount             892,810,409.14        750,000,000.00        142,810,409.14
Beginning Adjusted Invested Amount                           N/A        750,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            15,932,912.76         13,384,347.28          2,548,565.48
Collections of Principal Receivables              230,741,055.03        193,832,631.76         36,908,423.26
Defaulted Amount                                    3,072,627.87          2,581,142.51            491,485.36

Ending Invested / Transferor Amounts              895,080,864.81        750,000,000.00        145,080,864.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.7012%               3.9512%               4.0713%
Monthly Interest Due                                1,972,072.27            204,147.92            249,788.15         2,426,008.33
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  1,972,072.27            204,147.92            249,788.15         2,426,008.33
Investor Default Amount                             2,129,442.57            206,491.40            245,208.54         2,581,142.51
Investor Monthly Fees Due                           1,031,250.00            100,000.00            118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                           5,132,764.84            510,639.32            613,746.69         6,257,150.85

Reallocated Investor Finance Charge Collections                                                                     13,424,830.01
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5909%
Base Rate                                                                                                                 5.7709%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    618,750,000.00         60,000,000.00         71,250,000.00       750,000,000.00
Interest Distributions                              1,972,072.27            204,147.92            249,788.15         2,426,008.33
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 1,972,072.27            204,147.92            249,788.15         2,426,008.33
Ending Certificates Balance                       618,750,000.00         60,000,000.00         71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.19

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.19

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.40

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.40

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $249,788.15

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $249,788.15

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,075,484.76

          a.   Class A Monthly Interest:                       $1,972,072.27
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,129,442.57
          e.   Excess Spread:                                  $6,973,969.92

     2.   Class B Available Funds:                             $1,073,986.40

          a.   Class B Monthly Interest:                         $204,147.92
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $869,838.48

     3.   Collateral Available Funds:                          $1,275,358.85

          a.   Excess Spread:                                  $1,275,358.85

     4.   Total Excess Spread:                                 $9,119,167.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2001-3 Allocable Principal
          Collections:                                       $230,741,055.03

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                       $193,832,631.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $193,832,631.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,581,142.51

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $196,413,774.28

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $71,250,000.00

     2.   Required Collateral Invested Amount:                $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $196,413,774.28

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                       $9,119,167.25
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $206,491.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $249,788.15
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $245,208.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,167,679.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7709%
          b.   Prior Monthly Period                                  5.5853%
          c.   Second Prior Monthly Period                           5.4802%

     2.   Three Month Average Base Rate                              5.6121%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5909%
          b.   Prior Monthly Period                                 16.3739%
          c.   Second Prior Monthly Period                          16.1447%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7032%



VII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest               Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount             863,050,062.17        725,000,000.00        138,050,062.17
Beginning Adjusted Invested Amount                           N/A        725,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            15,401,815.67         12,938,202.37          2,463,613.30
Collections of Principal Receivables              223,049,686.53        187,371,544.04         35,678,142.49
Defaulted Amount                                    2,970,206.94          2,495,104.43            475,102.51

Ending Invested / Transferor Amounts              865,244,835.99        725,000,000.00        140,244,835.99


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.7012%               3.9512%               4.0713%
Monthly Interest Due                                1,906,336.52            197,342.99            241,461.88         2,345,141.39
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  1,906,336.52            197,342.99            241,461.88         2,345,141.39
Investor Default Amount                             2,058,461.16            199,608.35            237,034.92         2,495,104.43
Investor Monthly Fees Due                             996,875.00             96,666.67            114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                           4,961,672.68            493,618.01            593,288.47         6,048,579.15

Reallocated Investor Finance Charge Collections                                                                     12,977,335.67
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5909%
Base Rate                                                                                                                 5.7709%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    598,125,000.00         58,000,000.00         68,875,000.00       725,000,000.00
Interest Distributions                              1,906,336.52            197,342.99            241,461.88         2,345,141.39
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 1,906,336.52            197,342.99            241,461.88         2,345,141.39
Ending Certificates Balance                       598,125,000.00         58,000,000.00         68,875,000.00       725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.19

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.19

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.40

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.40

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $241,461.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $241,461.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,706,301.93

          a.   Class A Monthly Interest:                       $1,906,336.52
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,058,461.16
          e.   Excess Spread:                                  $6,741,504.25

     2.   Class B Available Funds:                             $1,038,186.85

          a.   Class B Monthly Interest:                         $197,342.99
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $840,843.87

     3.   Collateral Available Funds:                          $1,232,846.89

          a.   Excess Spread:                                  $1,232,846.89

     4.   Total Excess Spread:                                 $8,815,195.01

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2001-4 Allocable Principal
          Collections:                                       $223,049,686.53

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                       $187,371,544.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $187,371,544.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,495,104.43

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $189,866,648.47

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $68,875,000.00

     2.   Required Collateral Invested Amount:                $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $189,866,648.47

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                       $8,815,195.01
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $199,608.35
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $241,461.88
     9.   Applied to unpaid Monthly Servicing Fee:             $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $237,034.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,928,756.52

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7709%
          b.   Prior Monthly Period                                  5.5853%
          c.   Second Prior Monthly Period                           5.4802%

     2.   Three Month Average Base Rate                              5.6121%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5909%
          b.   Prior Monthly Period                                 16.3739%
          c.   Second Prior Monthly Period                          16.1447%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7032%



VIII. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest                Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount             595,206,939.43        500,000,000.00         95,206,939.43
Beginning Adjusted Invested Amount                           N/A        500,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            10,621,941.84          8,922,898.19          1,699,043.65
Collections of Principal Receivables              153,827,370.02        129,221,754.51         24,605,615.51
Defaulted Amount                                    2,048,418.58          1,720,761.68            327,656.91

Ending Invested / Transferor Amounts              596,720,576.54        500,000,000.00         96,720,576.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.7513%               4.0213%               4.0713%
Monthly Interest Due                                1,332,475.26            138,509.72            166,525.43         1,637,510.42
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  1,332,475.26            138,509.72            166,525.43         1,637,510.42
Investor Default Amount                             1,419,628.38            137,660.93            163,472.36         1,720,761.68
Investor Monthly Fees Due                             687,500.00             66,666.67             79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                           3,439,603.64            342,837.32            409,164.46         4,191,605.43

Reallocated Investor Finance Charge Collections                                                                      8,970,058.20
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.6400%
Base Rate                                                                                                                 5.8184%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00
Interest Distributions                              1,332,475.26            138,509.72            166,525.43         1,637,510.42
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 1,332,475.26            138,509.72            166,525.43         1,637,510.42
Ending Certificates Balance                       412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.23

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.23

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $166,525.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $166,525.43

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,400,298.02

          a.   Class A Monthly Interest:                       $1,332,475.26
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,419,628.38
          e.   Excess Spread:                                  $4,648,194.37

     2.   Class B Available Funds:                               $717,604.66

          a.   Class B Monthly Interest:                         $138,509.72
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $579,094.93

     3.   Collateral Available Funds:                            $852,155.53

          a.   Excess Spread:                                    $852,155.53

     4.   Total Excess Spread:                                 $6,079,444.83

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2001-5 Allocable Principal
          Collections:                                       $153,827,370.02

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                       $129,221,754.51

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $129,221,754.51

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,720,761.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $130,942,516.19

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $47,500,000.00

     2.   Required Collateral Invested Amount:                $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $130,942,516.19

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                       $6,079,444.83
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $137,660.93
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $166,525.43
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $163,472.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,778,452.77

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.8184%
          b.   Prior Monthly Period                                  5.6328%
          c.   Second Prior Monthly Period                           5.5277%

     2.   Three Month Average Base Rate                              5.6596%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.6400%
          b.   Prior Monthly Period                                 16.4214%
          c.   Second Prior Monthly Period                          16.1922%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7512%



IX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest               Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount             833,289,715.20        700,000,000.00        133,289,715.20
Beginning Adjusted Invested Amount                           N/A        700,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            14,870,718.58         12,492,057.46          2,378,661.12
Collections of Principal Receivables              215,358,318.03        180,910,456.31         34,447,861.71
Defaulted Amount                                    2,867,786.01          2,409,066.35            458,719.67

Ending Invested / Transferor Amounts              835,408,807.16        700,000,000.00        135,408,807.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.6913%               3.9213%               4.0713%
Monthly Interest Due                                1,835,627.86            189,091.39            233,135.61         2,257,854.86
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  1,835,627.86            189,091.39            233,135.61         2,257,854.86
Investor Default Amount                             1,987,479.74            192,725.31            228,861.30         2,409,066.35
Investor Monthly Fees Due                             962,500.00             93,333.33            110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                           4,785,607.60            475,150.03            572,830.24         5,833,587.87

Reallocated Investor Finance Charge Collections                                                                     12,523,421.76
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5797%
Base Rate                                                                                                                 5.7601%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            -----------               -----

Beginning Certificates Balance                    577,500,000.00         56,000,000.00         66,500,000.00       700,000,000.00
Interest Distributions                              1,835,627.86            189,091.39            233,135.61         2,257,854.86
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 1,835,627.86            189,091.39            233,135.61         2,257,854.86
Ending Certificates Balance                       577,500,000.00         56,000,000.00         66,500,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.18

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.18

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.38

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.38

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $233,135.61

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $233,135.61

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,331,822.95

          a.   Class A Monthly Interest:                       $1,835,627.86
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections)    $1,987,479.74
          e.   Excess Spread:                                  $6,508,715.35

     2.   Class B Available Funds:                             $1,001,873.74

          a.   Class B Monthly Interest:                         $189,091.39
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $812,782.35

     3.   Collateral Available Funds:                          $1,189,725.07

          a.   Excess Spread:                                  $1,189,725.07

     4.   Total Excess Spread:                                 $8,511,222.77

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2001-6 Allocable Principal
          Collections:                                       $215,358,318.03

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                       $180,910,456.31

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $180,910,456.31

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,409,066.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $183,319,522.66

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $66,500,000.00

     2.   Required Collateral Invested Amount:                $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $183,319,522.66

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                       $8,511,222.77
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $192,725.31
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $233,135.61
     9.   Applied to unpaid Monthly Servicing Fee:             $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $228,861.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,689,833.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7601%
          b.   Prior Monthly Period                                  5.5745%
          c.   Second Prior Monthly Period                           5.4694%

     2.   Three Month Average Base Rate                              5.6013%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5797%
          b.   Prior Monthly Period                                 16.3631%
          c.   Second Prior Monthly Period                          16.1339%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6922%



X. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest                Interest
----------------------------------                   -----------        --------------           ------------
Beginning Invested /Transferor Amount             773,769,021.26        650,000,000.00        123,769,021.26
Beginning Adjusted Invested Amount                           N/A        650,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            13,808,524.39         11,599,767.64          2,208,756.75
Collections of Principal Receivables              199,975,581.02        167,988,280.86         31,987,300.16
Defaulted Amount                                    2,662,944.16          2,236,990.18            425,953.98

Ending Invested / Transferor Amounts              775,736,749.51        650,000,000.00        125,736,749.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.6913%               3.9312%               4.0713%
Monthly Interest Due                                1,704,511.59            176,032.64            216,483.06         2,097,027.29
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  1,704,511.59            176,032.64            216,483.06         2,097,027.29
Investor Default Amount                             1,845,516.90            178,959.21            212,514.07         2,236,990.18
Investor Monthly Fees Due                             893,750.00             86,666.67            102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                           4,443,778.49            441,658.52            531,913.80         5,417,350.80

Reallocated Investor Finance Charge Collections                                                                     11,629,339.41
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5806%
Base Rate                                                                                                                 5.7610%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    536,250,000.00         52,000,000.00         61,750,000.00       650,000,000.00
Interest Distributions                              1,704,511.59            176,032.64            216,483.06         2,097,027.29
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 1,704,511.59            176,032.64            216,483.06         2,097,027.29
Ending Certificates Balance                       536,250,000.00         52,000,000.00         61,750,000.00       650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.18

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.18

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.39

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.39

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $216,483.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $216,483.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $9,594,205.01

          a.   Class A Monthly Interest:                       $1,704,511.59
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,845,516.90
          e.   Excess Spread:                                  $6,044,176.53

     2.   Class B Available Funds:                               $930,347.15

          a.   Class B Monthly Interest:                         $176,032.64
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $754,314.51

     3.   Collateral Available Funds:                          $1,104,787.24

          a.   Excess Spread:                                  $1,104,787.24

     4.   Total Excess Spread:                                 $7,903,278.28

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2001-7 Allocable Principal
          Collections:                                       $199,975,581.02

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                       $167,988,280.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $167,988,280.86

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,236,990.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $170,225,271.04

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $61,750,000.00

     2.   Required Collateral Invested Amount:                $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $170,225,271.04

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                       $7,903,278.28
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $178,959.21
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $216,483.06
     9.   Applied to unpaid Monthly Servicing Fee:             $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $212,514.07
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,211,988.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7610%
          b.   Prior Monthly Period                                  5.5753%
          c.   Second Prior Monthly Period                           5.4702%

     2.   Three Month Average Base Rate                              5.6022%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5806%
          b.   Prior Monthly Period                                 16.3639%
          c.   Second Prior Monthly Period                          16.1347%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6931%



XI. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest                Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount           1,095,180,768.55        920,000,000.00        175,180,768.55
Beginning Adjusted Invested Amount                           N/A        920,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            19,544,372.98         16,418,132.66          3,126,240.32
Collections of Principal Receivables              283,042,360.83        237,768,028.30         45,274,332.54
Defaulted Amount                                    3,769,090.19          3,166,201.48            602,888.71

Ending Invested / Transferor Amounts            1,097,965,860.84        920,000,000.00        177,965,860.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.6812%               3.9712%               4.0713%
Monthly Interest Due                                2,406,003.65            251,689.00            306,406.80         2,964,099.44
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  2,406,003.65            251,689.00            306,406.80         2,964,099.44
Investor Default Amount                             2,612,116.22            253,296.12            300,789.14         3,166,201.48
Investor Monthly Fees Due                           1,265,000.00            122,666.67            145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                           6,283,119.87            627,651.79            752,862.61         7,663,634.26

Reallocated Investor Finance Charge Collections                                                                     16,455,987.37
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5753%
Base Rate                                                                                                                 5.7558%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    759,000,000.00         73,600,000.00         87,400,000.00       920,000,000.00
Interest Distributions                              2,406,003.65            251,689.00            306,406.80         2,964,099.44
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 2,406,003.65            251,689.00            306,406.80         2,964,099.44
Ending Certificates Balance                       759,000,000.00         73,600,000.00         87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.17

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.42

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.42

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $306,406.80

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $306,406.80

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,576,189.58

          a.   Class A Monthly Interest:                       $2,406,003.65
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,612,116.22
          e.   Excess Spread:                                  $8,558,069.71

     2.   Class B Available Funds:                             $1,316,478.99

          a.   Class B Monthly Interest:                         $251,689.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,064,789.99

     3.   Collateral Available Funds:                          $1,563,318.80

          a.   Excess Spread:                                  $1,563,318.80

     4.   Total Excess Spread:                                $11,186,178.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2002-1 Allocable Principal
          Collections:                                       $283,042,360.83

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                       $237,768,028.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $237,768,028.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,166,201.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $240,934,229.78

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $87,400,000.00

     2.   Required Collateral Invested Amount:                $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $240,934,229.78

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                      $11,186,178.50
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $253,296.12
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $306,406.80
     9.   Applied to unpaid Monthly Servicing Fee:             $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $300,789.14
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,792,353.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7558%
          b.   Prior Monthly Period                                  5.5702%
          c.   Second Prior Monthly Period                           5.4651%

     2.   Three Month Average Base Rate                              5.5970%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5753%
          b.   Prior Monthly Period                                 16.3588%
          c.   Second Prior Monthly Period                          16.1295%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6879%



XII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest                Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount           1,118,989,046.13        940,000,000.00        178,989,046.13
Beginning Adjusted Invested Amount                           N/A        940,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            19,969,250.66         16,775,048.59          3,194,202.07
Collections of Principal Receivables              289,195,455.63        242,936,898.48         46,258,557.16
Defaulted Amount                                    3,851,026.93          3,235,031.95            615,994.98

Ending Invested / Transferor Amounts            1,121,834,683.90        940,000,000.00        181,834,683.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.6812%               3.9613%               4.0713%
Monthly Interest Due                                2,458,308.07            256,512.94            313,067.82         3,027,888.83
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  2,458,308.07            256,512.94            313,067.82         3,027,888.83
Investor Default Amount                             2,668,901.36            258,802.56            307,328.04         3,235,031.95
Investor Monthly Fees Due                           1,292,500.00            125,333.33            148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                           6,419,709.43            640,648.83            769,229.18         7,829,587.45

Reallocated Investor Finance Charge Collections                                                                     16,813,078.67
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5744%
Base Rate                                                                                                                 5.7550%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    775,500,000.00         75,200,000.00         89,300,000.00       940,000,000.00
Interest Distributions                              2,458,308.07            256,512.94            313,067.82         3,027,888.83
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 2,458,308.07            256,512.94            313,067.82         3,027,888.83
Ending Certificates Balance                       775,500,000.00         75,200,000.00         89,300,000.00       940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.17

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.41

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.41

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $313,067.82

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $313,067.82

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,870,789.90

          a.   Class A Monthly Interest:                       $2,458,308.07
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,668,901.36
          e.   Excess Spread:                                  $8,743,580.47

     2.   Class B Available Funds:                             $1,345,046.29

          a.   Class B Monthly Interest:                         $256,512.94
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,088,533.35

     3.   Collateral Available Funds:                          $1,597,242.47

          a.   Excess Spread:                                  $1,597,242.47

     4.   Total Excess Spread:                                $11,429,356.29

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2002-2 Allocable Principal
          Collections:                                       $289,195,455.63

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                       $242,936,898.48

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $242,936,898.48

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,235,031.95

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $246,171,930.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $89,300,000.00

     2.   Required Collateral Invested Amount:                $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $246,171,930.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                      $11,429,356.29
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $258,802.56
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $313,067.82
     9.   Applied to unpaid Monthly Servicing Fee:             $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $307,328.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,983,491.21

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7550%
          b.   Prior Monthly Period                                  5.5694%
          c.   Second Prior Monthly Period                           5.4643%

     2.   Three Month Average Base Rate                              5.5962%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5744%
          b.   Prior Monthly Period                                 16.3580%
          c.   Second Prior Monthly Period                          16.1287%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6871%



XIII. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest                Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount           1,095,180,768.55        920,000,000.00        175,180,768.55
Beginning Adjusted Invested Amount                           N/A        920,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            19,544,372.98         16,418,132.66          3,126,240.32
Collections of Principal Receivables              283,042,360.83        237,768,028.30         45,274,332.54
Defaulted Amount                                    3,769,090.19          3,166,201.48            602,888.71

Ending Invested / Transferor Amounts            1,097,965,860.84        920,000,000.00        177,965,860.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.6812%               3.9512%               4.0713%
Monthly Interest Due                                2,406,003.65            250,421.44            306,406.80         2,962,831.89
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  2,406,003.65            250,421.44            306,406.80         2,962,831.89
Investor Default Amount                             2,612,116.22            253,296.12            300,789.14         3,166,201.48
Investor Monthly Fees Due                           1,265,000.00            122,666.67            145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                           6,283,119.87            626,384.23            752,862.61         7,662,366.71

Reallocated Investor Finance Charge Collections                                                                     16,454,719.81
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5736%
Base Rate                                                                                                                 5.7542%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    759,000,000.00         73,600,000.00         87,400,000.00       920,000,000.00
Interest Distributions                              2,406,003.65            250,421.44            306,406.80         2,962,831.89
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 2,406,003.65            250,421.44            306,406.80         2,962,831.89
Ending Certificates Balance                       759,000,000.00         73,600,000.00         87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.17

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.40

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.40

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $306,406.80

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $306,406.80

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,575,143.84

          a.   Class A Monthly Interest:                       $2,406,003.65
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,612,116.22
          e.   Excess Spread:                                  $8,557,023.97

     2.   Class B Available Funds:                             $1,316,377.58

          a.   Class B Monthly Interest:                         $250,421.44
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,065,956.14

     3.   Collateral Available Funds:                          $1,563,198.38

          a.   Excess Spread:                                  $1,563,198.38

     4.   Total Excess Spread:                                $11,186,178.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2002-3 Allocable Principal
          Collections:                                       $283,042,360.83

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                       $237,768,028.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $237,768,028.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,166,201.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $240,934,229.78

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $87,400,000.00

     2.   Required Collateral Invested Amount:                $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $240,934,229.78

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                      $11,186,178.50
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $253,296.12
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $306,406.80
     9.   Applied to unpaid Monthly Servicing Fee:             $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $300,789.14
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,792,353.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7542%
          b.   Prior Monthly Period                                  5.5685%
          c.   Second Prior Monthly Period                           5.4635%

     2.   Three Month Average Base Rate                              5.5954%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5736%
          b.   Prior Monthly Period                                 16.3572%
          c.   Second Prior Monthly Period                          16.1279%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6862%



XV. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                   Allocations           Interest                Interest
----------------------------------                   -----------        --------------           -----------
Beginning Invested /Transferor Amount             714,248,327.32        600,000,000.00        114,248,327.32
Beginning Adjusted Invested Amount                           N/A        600,000,000.00                   N/A
Floating Allocation Percentage                               N/A              84.0044%              15.9956%
Principal Allocation Percentage                              N/A              84.0044%              15.9956%
Collections of Finance Chg. Receivables            12,746,330.21         10,707,477.82          2,038,852.38
Collections of Principal Receivables              184,592,844.02        155,066,105.41         29,526,738.61
Defaulted Amount                                    2,458,102.30          2,064,914.01            393,188.29

Ending Invested / Transferor Amounts              716,064,691.85        600,000,000.00        116,064,691.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest                 Total
--------------------------------------                   -------               -------            ----------                -----

Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                            0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00

38,579.00                                                3.7413%               4.0213%               4.0713%
Monthly Interest Due                                1,594,707.81            166,211.67            199,830.52         1,960,750.00
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  1,594,707.81            166,211.67            199,830.52         1,960,750.00
Investor Default Amount                             1,703,554.06            165,193.12            196,166.83         2,064,914.01
Investor Monthly Fees Due                             825,000.00             80,000.00             95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                           4,123,261.87            411,404.79            490,997.35         5,025,664.01

Reallocated Investor Finance Charge Collections                                                                     10,759,807.34
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.6313%
Base Rate                                                                                                                 5.8101%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest                 Total
--------------------------------------------             -------               -------            ----------                -----

Beginning Certificates Balance                    495,000,000.00         48,000,000.00         57,000,000.00       600,000,000.00
Interest Distributions                              1,594,707.81            166,211.67            199,830.52         1,960,750.00
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 1,594,707.81            166,211.67            199,830.52         1,960,750.00
Ending Certificates Balance                       495,000,000.00         48,000,000.00         57,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.22

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.22

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $199,830.52

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $199,830.52

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,876,841.06

          a.   Class A Monthly Interest:                       $1,594,707.81
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,703,554.06
          e.   Excess Spread:                                  $5,578,579.18

     2.   Class B Available Funds:                               $860,784.59

          a.   Class B Monthly Interest:                         $166,211.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $694,572.92

     3.   Collateral Available Funds:                          $1,022,181.70

          a.   Excess Spread:                                  $1,022,181.70

     4.   Total Excess Spread:                                 $7,295,333.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2002-5 Allocable Principal
          Collections:                                       $184,592,844.02

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                       $155,066,105.41

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $155,066,105.41

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,064,914.01

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $157,131,019.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $57,000,000.00

     2.   Required Collateral Invested Amount:                $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $157,131,019.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                       $7,295,333.80
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $165,193.12
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $199,830.52
     9.   Applied to unpaid Monthly Servicing Fee:             $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $196,166.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,734,143.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.8101%
          b.   Prior Monthly Period                                  5.6244%
          c.   Second Prior Monthly Period                           5.5194%

     2.   Three Month Average Base Rate                              5.6513%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.6313%
          b.   Prior Monthly Period                                 16.4131%
          c.   Second Prior Monthly Period                          16.1838%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7427%



XVI. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              857,097,992.78       720,000,000.00        137,097,992.78
Beginning Adjusted Invested Amount                            N/A       720,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             15,295,596.25        12,848,973.39          2,446,622.86
Collections of Principal Receivables               221,511,412.83       186,079,326.49         35,432,086.33
Defaulted Amount                                     2,949,722.76         2,477,896.81            471,825.94

Ending Invested / Transferor Amounts               859,277,630.22       720,000,000.00        139,277,630.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.7113%              4.0213%               4.0713%
Monthly Interest Due                                 1,898,304.38           199,454.00            239,796.63         2,337,555.00
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,898,304.38           199,454.00            239,796.63         2,337,555.00
Investor Default Amount                              2,044,264.87           198,231.75            235,400.20         2,477,896.81
Investor Monthly Fees Due                              990,000.00            96,000.00            114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                            4,932,569.25           493,685.75            589,196.82         6,015,451.81

Reallocated Investor Finance Charge Collections                                                                     12,896,423.81
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.6054%
Base Rate                                                                                                                 5.7850%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     594,000,000.00        57,600,000.00         68,400,000.00       720,000,000.00
Interest Distributions                               1,898,304.38           199,454.00            239,796.63         2,337,555.00
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,898,304.38           199,454.00            239,796.63         2,337,555.00
Ending Certificates Balance                        594,000,000.00        57,600,000.00         68,400,000.00       720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.20

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.20

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $239,796.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $239,796.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,639,549.64

          a.   Class A Monthly Interest:                       $1,898,304.38
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,044,264.87
          e.   Excess Spread:                                  $6,696,980.40

     2.   Class B Available Funds:                             $1,031,713.90

          a.   Class B Monthly Interest:                         $199,454.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $832,259.90

     3.   Collateral Available Funds:                          $1,225,160.26

          a.   Excess Spread:                                  $1,225,160.26

     4.   Total Excess Spread:                                 $8,754,400.56

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2002-6 Allocable Principal
          Collections:                                       $221,511,412.83

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                       $186,079,326.49

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $186,079,326.49

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,477,896.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $188,557,223.31

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $68,400,000.00

     2.   Required Collateral Invested Amount:                $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $188,557,223.31

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                       $8,754,400.56
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $198,231.75
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $239,796.63
     9.   Applied to unpaid Monthly Servicing Fee:             $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $235,400.20
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,880,971.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7850%
          b.   Prior Monthly Period                                  5.5993%
          c.   Second Prior Monthly Period                           5.4943%

     2.   Three Month Average Base Rate                              5.6262%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.6054%
          b.   Prior Monthly Period                                 16.3880%
          c.   Second Prior Monthly Period                          16.1587%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7173%



XVII. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount            1,095,180,768.55       920,000,000.00        175,180,768.55
Beginning Adjusted Invested Amount                            N/A       920,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             19,544,372.98        16,418,132.66          3,126,240.32
Collections of Principal Receivables               283,042,360.83       237,768,028.30         45,274,332.54
Defaulted Amount                                     3,769,090.19         3,166,201.48            602,888.71

Ending Invested / Transferor Amounts             1,097,965,860.84       920,000,000.00        177,965,860.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6812%              3.9712%               4.0713%
Monthly Interest Due                                 2,406,003.65           251,689.00            306,406.80         2,964,099.44
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   2,406,003.65           251,689.00            306,406.80         2,964,099.44
Investor Default Amount                              2,612,116.22           253,296.12            300,789.14         3,166,201.48
Investor Monthly Fees Due                            1,265,000.00           122,666.67            145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                            6,283,119.87           627,651.79            752,862.61         7,663,634.26

Reallocated Investor Finance Charge Collections                                                                     16,455,987.37
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5753%
Base Rate                                                                                                                 5.7558%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     759,000,000.00        73,600,000.00         87,400,000.00       920,000,000.00
Interest Distributions                               2,406,003.65           251,689.00            306,406.80         2,964,099.44
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  2,406,003.65           251,689.00            306,406.80         2,964,099.44
Ending Certificates Balance                        759,000,000.00        73,600,000.00         87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.17

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.42

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.42

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $306,406.80

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $306,406.80

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,576,189.58

          a.   Class A Monthly Interest:                       $2,406,003.65
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,612,116.22
          e.   Excess Spread:                                  $8,558,069.71

     2.   Class B Available Funds:                             $1,316,478.99

          a.   Class B Monthly Interest:                         $251,689.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,064,789.99

     3.   Collateral Available Funds:                          $1,563,318.80

          a.   Excess Spread:                                  $1,563,318.80

     4.   Total Excess Spread:                                $11,186,178.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2003-1 Allocable Principal
          Collections:                                       $283,042,360.83

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                       $237,768,028.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $237,768,028.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,166,201.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $240,934,229.78

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $87,400,000.00

     2.   Required Collateral Invested Amount:                $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $240,934,229.78

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                      $11,186,178.50
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $253,296.12
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $306,406.80
     9.   Applied to unpaid Monthly Servicing Fee:             $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $300,789.14
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,792,353.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7558%
          b.   Prior Monthly Period                                  5.5702%
          c.   Second Prior Monthly Period                           5.4651%

     2.   Three Month Average Base Rate                              5.5970%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5753%
          b.   Prior Monthly Period                                 16.3588%
          c.   Second Prior Monthly Period                          16.1295%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6879%



XVIII. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount            1,309,455,266.74     1,100,000,000.00        209,455,266.74
Beginning Adjusted Invested Amount                            N/A     1,100,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             23,368,272.05        19,630,376.01          3,737,896.04
Collections of Principal Receivables               338,420,214.04       284,287,859.92         54,132,354.12
Defaulted Amount                                     4,506,520.88         3,785,675.69            720,845.19

Ending Invested / Transferor Amounts             1,312,785,268.39     1,100,000,000.00        212,785,268.39


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6812%              3.9413%               4.0713%
Monthly Interest Due                                 2,876,743.49           298,659.17            366,355.95         3,541,758.61
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   2,876,743.49           298,659.17            366,355.95         3,541,758.61
Investor Default Amount                              3,123,182.44           302,854.06            359,639.19         3,785,675.69
Investor Monthly Fees Due                            1,512,500.00           146,666.67            174,166.67         1,833,333.33
Investor Additional Amounts Due
Total Due                                            7,512,425.93           748,179.89            900,161.81         9,160,767.63

Reallocated Investor Finance Charge Collections                                                                     19,673,363.73
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5728%
Base Rate                                                                                                                 5.7534%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     907,500,000.00        88,000,000.00        104,500,000.00     1,100,000,000.00
Interest Distributions                               2,876,743.49           298,659.17            366,355.95         3,541,758.61
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  2,876,743.49           298,659.17            366,355.95         3,541,758.61
Ending Certificates Balance                        907,500,000.00        88,000,000.00        104,500,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.17

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.39

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.39

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $366,355.95

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $366,355.95

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $16,230,525.08

          a.   Class A Monthly Interest:                       $2,876,743.49
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,123,182.44
          e.   Excess Spread:                                 $10,230,599.15

     2.   Class B Available Funds:                             $1,573,869.10

          a.   Class B Monthly Interest:                         $298,659.17
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,275,209.93

     3.   Collateral Available Funds:                          $1,868,969.55

          a.   Excess Spread:                                  $1,868,969.55

     4.   Total Excess Spread:                                $13,374,778.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2003-2 Allocable Principal
          Collections:                                       $338,420,214.04

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                       $284,287,859.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $284,287,859.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,785,675.69

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $288,073,535.61

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $104,500,000.00

     2.   Required Collateral Invested Amount:               $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:           $288,073,535.61

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                      $13,374,778.64
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $302,854.06
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $366,355.95
     9.   Applied to unpaid Monthly Servicing Fee:             $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $359,639.19
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                            $10,512,596.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7534%
          b.   Prior Monthly Period                                  5.5677%
          c.   Second Prior Monthly Period                           5.4627%

     2.   Three Month Average Base Rate                              5.5946%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5727%
          b.   Prior Monthly Period                                 16.3564%
          c.   Second Prior Monthly Period                          16.1271%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6854%



XIX. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              892,810,409.14       750,000,000.00        142,810,409.14
Beginning Adjusted Invested Amount                            N/A       750,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             15,932,912.76        13,384,347.28          2,548,565.48
Collections of Principal Receivables               230,741,055.03       193,832,631.76         36,908,423.26
Defaulted Amount                                     3,072,627.87         2,581,142.51            491,485.36

Ending Invested / Transferor Amounts               895,080,864.81       750,000,000.00        145,080,864.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6812%              3.9213%               4.0713%
Monthly Interest Due                                 1,961,416.02           202,597.92            249,788.15         2,413,802.08
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,961,416.02           202,597.92            249,788.15         2,413,802.08
Investor Default Amount                              2,129,442.57           206,491.40            245,208.54         2,581,142.51
Investor Monthly Fees Due                            1,031,250.00           100,000.00            118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,122,108.59           509,089.32            613,746.69         6,244,944.60

Reallocated Investor Finance Charge Collections                                                                     13,412,623.76
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5711%
Base Rate                                                                                                                 5.7518%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     618,750,000.00        60,000,000.00         71,250,000.00       750,000,000.00
Interest Distributions                               1,961,416.02           202,597.92            249,788.15         2,413,802.08
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,961,416.02           202,597.92            249,788.15         2,413,802.08
Ending Certificates Balance                        618,750,000.00        60,000,000.00         71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.17

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.38

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.38

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $249,788.15

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $249,788.15

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,065,414.60

          a.   Class A Monthly Interest:                       $1,961,416.02
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,129,442.57
          e.   Excess Spread:                                  $6,974,556.01

     2.   Class B Available Funds:                             $1,073,009.90

          a.   Class B Monthly Interest:                         $202,597.92
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $870,411.98

     3.   Collateral Available Funds:                          $1,274,199.26

          a.   Excess Spread:                                  $1,274,199.26

     4.   Total Excess Spread:                                 $9,119,167.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2003-3 Allocable Principal
          Collections:                                       $230,741,055.03

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                       $193,832,631.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $193,832,631.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,581,142.51

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $196,413,774.28

L.   Application of Available Principal Collections during

     1.   Collateral Invested Amount:                         $71,250,000.00

     2.   Required Collateral Invested Amount:                $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $196,413,774.28

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                       $9,119,167.25
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $206,491.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $249,788.15
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $245,208.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,167,679.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7518%
          b.   Prior Monthly Period                                  5.5661%
          c.   Second Prior Monthly Period                           5.4611%

     2.   Three Month Average Base Rate                              5.5930%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5711%
          b.   Prior Monthly Period                                 16.3548%
          c.   Second Prior Monthly Period                          16.1255%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6838%



XX. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations         Interest                Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              809,481,437.62       680,000,000.00        129,481,437.62
Beginning Adjusted Invested Amount                            N/A       680,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             14,445,840.90        12,135,141.53          2,310,699.37
Collections of Principal Receivables               209,205,223.22       175,741,586.13         33,463,637.09
Defaulted Amount                                     2,785,849.27         2,340,235.88            445,613.39

Ending Invested / Transferor Amounts               811,539,984.10       680,000,000.00        131,539,984.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 1.6900%              1.9000%               4.4713%
Monthly Interest Due                                   828,381.67            64,600.00            196,362.40         1,089,344.06
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                     828,381.67            64,600.00            196,362.40         1,089,344.06
Investor Default Amount                              2,024,304.04           140,414.15            175,517.69         2,340,235.88
Investor Monthly Fees Due                              980,333.33            68,000.00             85,000.00         1,133,333.33
Investor Additional Amounts Due
Total Due                                            3,833,019.04           273,014.15            456,880.09         4,562,913.28

Reallocated Investor Finance Charge Collections                                                                     11,267,510.37
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          15.9728%
Base Rate                                                                                                                 3.8486%
Excess Spread Percentage                                                                                                 11.8316%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     588,200,000.00        40,800,000.00         51,000,000.00       680,000,000.00
Interest Distributions                                 828,381.67            64,600.00            196,362.40         1,089,344.06
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                    828,381.67            64,600.00            196,362.40         1,089,344.06
Ending Certificates Balance                        588,200,000.00        40,800,000.00         51,000,000.00       680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $196,362.40

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $196,362.40

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $9,746,396.47

          a.   Class A Monthly Interest:                         $828,381.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,024,304.04
          e.   Excess Spread:                                  $6,893,710.77

     2.   Class B Available Funds:                               $676,050.62

          a.   Class B Monthly Interest:                          $64,600.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $611,450.62

     3.   Collateral Available Funds:                            $845,063.28

          a.   Excess Spread:                                    $845,063.28

     4.   Total Excess Spread:                                 $8,350,224.67

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2003-4 Allocable Principal
          Collections:                                       $209,205,223.22

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                       $175,741,586.13

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $175,741,586.13

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,340,235.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $178,081,822.01

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $51,000,000.00

     2.   Required Collateral Invested Amount:                 $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $178,081,822.01

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                       $8,350,224.67
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $140,414.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $196,362.40
     9.   Applied to unpaid Monthly Servicing Fee:             $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $175,517.69
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,704,597.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.8486%
          b.   Prior Monthly Period                                  3.8346%
          c.   Second Prior Monthly Period                           3.9388%

     2.   Three Month Average Base Rate                              3.8740%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.9728%
          b.   Prior Monthly Period                                 14.8106%
          c.   Second Prior Monthly Period                          14.5678%

     4.   Three Month Average Series Adjusted Portfolio Yield       15.1171%



XXI. Series 2004-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              952,331,103.09       800,000,000.00        152,331,103.09
Beginning Adjusted Invested Amount                            N/A       800,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             16,995,106.94        14,276,637.10          2,718,469.85
Collections of Principal Receivables               246,123,792.03       206,754,807.21         39,368,984.81
Defaulted Amount                                     3,277,469.73         2,753,218.68            524,251.05

Ending Invested / Transferor Amounts               954,752,922.47       800,000,000.00        154,752,922.47


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6513%              3.8213%               4.1212%
Monthly Interest Due                                 2,100,280.14           197,431.25            255,517.50         2,553,228.89
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   2,100,280.14           197,431.25            255,517.50         2,553,228.89
Investor Default Amount                              2,298,937.60           206,491.40            247,789.68         2,753,218.68
Investor Monthly Fees Due                            1,113,333.33           100,000.00            120,000.00         1,333,333.33
Investor Additional Amounts Due
Total Due                                            5,512,551.07           503,922.65            623,307.18         6,639,780.90

Reallocated Investor Finance Charge Collections                                                                     14,285,305.34
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5384%
Base Rate                                                                                                                 5.7201%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     668,000,000.00        60,000,000.00         72,000,000.00       800,000,000.00
Interest Distributions                               2,100,280.14           197,431.25            255,517.50         2,553,228.89
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  2,100,280.14           197,431.25            255,517.50         2,553,228.89
Ending Certificates Balance                        668,000,000.00        60,000,000.00         72,000,000.00       800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.14

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.14

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:
                                                                       $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.29

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.29

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $7,901,041.94

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $255,517.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $7,645,524.44

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,928,229.96

          a.   Class A Monthly Interest:                       $2,100,280.14
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,298,937.60
          e.   Excess Spread:                                  $7,529,012.22

     2.   Class B Available Funds:                             $1,071,397.90

          a.   Class B Monthly Interest:                         $197,431.25
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $873,966.65

     3.   Collateral Available Funds:                          $1,285,677.48

          a.   Excess Spread:                                  $1,285,677.48

     4.   Total Excess Spread:                                 $9,688,656.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2004-1 Allocable Principal
          Collections:                                       $246,123,792.03

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                       $206,754,807.21

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $206,754,807.21

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,753,218.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $209,508,025.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $72,000,000.00

     2.   Required Collateral Invested Amount:                $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $209,508,025.90

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                       $9,688,656.35
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $206,491.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $255,517.50
     9.   Applied to unpaid Monthly Servicing Fee:             $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $247,789.68
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $7,645,524.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7201%
          b.   Prior Monthly Period                                  5.5345%
          c.   Second Prior Monthly Period                           5.4294%

     2.   Three Month Average Base Rate                              5.5613%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5384%
          b.   Prior Monthly Period                                 16.3231%
          c.   Second Prior Monthly Period                          16.0939%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6518%



XXII. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations         Interest                 Interest
----------------------------------                    -----------       ---------------          -----------
Beginning Invested /Transferor Amount              476,165,551.54       400,000,000.00         76,165,551.54
Beginning Adjusted Invested Amount                            N/A       400,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables              8,497,553.47         7,138,318.55          1,359,234.92
Collections of Principal Receivables               123,061,896.01       103,377,403.61         19,684,492.41
Defaulted Amount                                     1,638,734.87         1,376,609.34            262,125.52

Ending Invested / Transferor Amounts               477,376,461.23       400,000,000.00         77,376,461.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.7413%              3.9413%               4.2413%
Monthly Interest Due                                 1,076,025.07           101,815.63            131,478.75         1,309,319.44
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,076,025.07           101,815.63            131,478.75         1,309,319.44
Investor Default Amount                              1,149,468.80           103,245.70            123,894.84         1,376,609.34
Investor Monthly Fees Due                              556,666.67            50,000.00             60,000.00           666,666.67
Investor Additional Amounts Due
Total Due                                            2,782,160.54           255,061.33            315,373.59         3,352,595.45

Reallocated Investor Finance Charge Collections                                                                      7,175,357.67
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.6379%
Base Rate                                                                                                                 5.8164%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------           ----------                 -----

Beginning Certificates Balance                     334,000,000.00        30,000,000.00         36,000,000.00       400,000,000.00
Interest Distributions                               1,076,025.07           101,815.63            131,478.75         1,309,319.44
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,076,025.07           101,815.63            131,478.75         1,309,319.44
Ending Certificates Balance                        334,000,000.00        30,000,000.00         36,000,000.00       400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.22

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.22

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.39

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.39

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $3,954,240.97

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $131,478.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $3,822,762.22

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $5,991,423.66

          a.   Class A Monthly Interest:                       $1,076,025.07
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,149,468.80
          e.   Excess Spread:                                  $3,765,929.79

     2.   Class B Available Funds:                               $538,151.83

          a.   Class B Monthly Interest:                         $101,815.63
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $436,336.20

     3.   Collateral Available Funds:                            $645,782.19

          a.   Excess Spread:                                    $645,782.19

     4.   Total Excess Spread:                                 $4,848,048.18

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2004-2 Allocable Principal
          Collections:                                       $123,061,896.01

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                       $103,377,403.61

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $103,377,403.61

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,376,609.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $104,754,012.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $36,000,000.00

     2.   Required Collateral Invested Amount:                $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $104,754,012.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                       $4,848,048.18
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $103,245.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $131,478.75
     9.   Applied to unpaid Monthly Servicing Fee:               $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $123,894.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $3,822,762.22

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.8164%
          b.   Prior Monthly Period                                  5.6307%
          c.   Second Prior Monthly Period                           5.5257%

     2.   Three Month Average Base Rate                              5.6576%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.6379%
          b.   Prior Monthly Period                                 16.4194%
          c.   Second Prior Monthly Period                          16.1901%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.7491%



XXIII. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       -------------            -----------
Beginning Invested /Transferor Amount              714,248,327.32       600,000,000.00        114,248,327.32
Beginning Adjusted Invested Amount                            N/A       600,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             12,746,330.21        10,707,477.82          2,038,852.38
Collections of Principal Receivables               184,592,844.02       155,066,105.41         29,526,738.61
Defaulted Amount                                     2,458,102.30         2,064,914.01            393,188.29

Ending Invested / Transferor Amounts               716,064,691.85       600,000,000.00        116,064,691.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 4.3500%              4.5500%               4.0412%
Monthly Interest Due                                 1,892,250.00           113,750.00            167,038.33         2,173,038.33
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,892,250.00           113,750.00            167,038.33         2,173,038.33
Investor Default Amount                              1,796,475.19           103,245.70            165,193.12         2,064,914.01
Investor Monthly Fees Due                              870,000.00            50,000.00             80,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,558,725.19           266,995.70            412,231.45         5,237,952.34

Reallocated Investor Finance Charge Collections                                                                     11,153,773.31
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          18.4302%
Base Rate                                                                                                                 6.2267%
Excess Spread Percentage                                                                                                 11.8316%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     522,000,000.00        30,000,000.00         48,000,000.00       600,000,000.00
Interest Distributions                               1,892,250.00           113,750.00            167,038.33         2,173,038.33
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,892,250.00           113,750.00            167,038.33         2,173,038.33
Ending Certificates Balance                        522,000,000.00        30,000,000.00         48,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $6,082,859.30

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $167,038.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $5,915,820.97

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $9,703,782.78

          a.   Class A Monthly Interest:                       $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,796,475.19
          e.   Excess Spread:                                  $6,015,057.59

     2.   Class B Available Funds:                               $557,688.67

          a.   Class B Monthly Interest:                         $113,750.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $443,938.67

     3.   Collateral Available Funds:                            $892,301.87

          a.   Excess Spread:                                    $892,301.87

     4.   Total Excess Spread:                                 $7,351,298.12

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2004-3 Allocable Principal
          Collections:                                       $184,592,844.02

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                       $155,066,105.41

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $155,066,105.41

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,064,914.01

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $157,131,019.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $48,000,000.00

     2.   Required Collateral Invested Amount:                $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $157,131,019.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                       $7,351,298.12
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $103,245.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $167,038.33
     9.   Applied to unpaid Monthly Servicing Fee:             $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $165,193.12
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $5,915,820.97

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                6.2267%
          b.   Prior Monthly Period                                  6.2118%
          c.   Second Prior Monthly Period                           6.3948%

     2.   Three Month Average Base Rate                              6.2778%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               18.4302%
          b.   Prior Monthly Period                                 17.1878%
          c.   Second Prior Monthly Period                          17.0238%

     4.   Three Month Average Series Adjusted Portfolio Yield       17.5473%



XXIV. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount            1,309,455,266.74     1,100,000,000.00        209,455,266.74
Beginning Adjusted Invested Amount                            N/A     1,100,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             23,368,272.05        19,630,376.01          3,737,896.04
Collections of Principal Receivables               338,420,214.04       284,287,859.92         54,132,354.12
Defaulted Amount                                     4,506,520.88         3,785,675.69            720,845.19

Ending Invested / Transferor Amounts             1,312,785,268.39     1,100,000,000.00        212,785,268.39


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6612%              3.8513%               4.0412%
Monthly Interest Due                                 2,895,794.50           273,599.22            344,516.56         3,513,910.28
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   2,895,794.50           273,599.22            344,516.56         3,513,910.28
Investor Default Amount                              3,161,039.20           283,925.68            340,710.81         3,785,675.69
Investor Monthly Fees Due                            1,530,833.33           137,500.00            165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                            7,587,667.03           695,024.90            850,227.37         9,132,919.30

Reallocated Investor Finance Charge Collections                                                                     19,645,515.40
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5419%
Base Rate                                                                                                                 5.7236%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     918,500,000.00        82,500,000.00         99,000,000.00     1,100,000,000.00
Interest Distributions                               2,895,794.50           273,599.22            344,516.56         3,513,910.28
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  2,895,794.50           273,599.22            344,516.56         3,513,910.28
Ending Certificates Balance                        918,500,000.00        82,500,000.00         99,000,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.15

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.15

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.32

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.32

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $10,857,112.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $344,516.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $10,512,596.10

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $16,404,005.36

          a.   Class A Monthly Interest:                       $2,895,794.50
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,161,039.20
          e.   Excess Spread:                                 $10,347,171.66

     2.   Class B Available Funds:                             $1,473,413.66

          a.   Class B Monthly Interest:                         $273,599.22
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,199,814.44

     3.   Collateral Available Funds:                          $1,768,096.39

          a.   Excess Spread:                                  $1,768,096.39

     4.   Total Excess Spread:                                $13,315,082.49

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2004-4 Allocable Principal
          Collections:                                       $338,420,214.04

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                       $284,287,859.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $284,287,859.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,785,675.69

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $288,073,535.61

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $99,000,000.00

     2.   Required Collateral Invested Amount:                $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $288,073,535.61

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                      $13,315,082.49
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $283,925.68
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $344,516.56
     9.   Applied to unpaid Monthly Servicing Fee:             $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $340,710.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $10,512,596.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7236%
          b.   Prior Monthly Period                                  5.5379%
          c.   Second Prior Monthly Period                           5.4329%

     2.   Three Month Average Base Rate                              5.5648%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5419%
          b.   Prior Monthly Period                                 16.3266%
          c.   Second Prior Monthly Period                          16.0973%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6553%



XXV. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations         Interest                 Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount            1,190,413,878.86     1,000,000,000.00        190,413,878.86
Beginning Adjusted Invested Amount                            N/A     1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             21,243,883.68        17,845,796.37          3,398,087.31
Collections of Principal Receivables               307,654,740.04       258,443,509.02         49,211,231.02
Defaulted Amount                                     4,096,837.16         3,441,523.35            655,313.81

Ending Invested / Transferor Amounts             1,193,441,153.09     1,000,000,000.00        193,441,153.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6612%              3.8213%               4.0313%
Monthly Interest Due                                 2,632,540.45           246,789.06            312,421.88         3,191,751.39
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   2,632,540.45           246,789.06            312,421.88         3,191,751.39
Investor Default Amount                              2,873,672.00           258,114.25            309,737.10         3,441,523.35
Investor Monthly Fees Due                            1,391,666.67           125,000.00            150,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                            6,897,879.12           629,903.31            772,158.98         8,299,941.41

Reallocated Investor Finance Charge Collections                                                                     17,856,846.96
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5386%
Base Rate                                                                                                                 5.7204%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     835,000,000.00        75,000,000.00         90,000,000.00     1,000,000,000.00
Interest Distributions                               2,632,540.45           246,789.06            312,421.88         3,191,751.39
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  2,632,540.45           246,789.06            312,421.88         3,191,751.39
Ending Certificates Balance                        835,000,000.00        75,000,000.00         90,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.15

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.15

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.29

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.29

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $9,869,327.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $312,421.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $9,556,905.55

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $14,910,467.21

          a.   Class A Monthly Interest:                       $2,632,540.45
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,873,672.00
          e.   Excess Spread:                                  $9,404,254.76

     2.   Class B Available Funds:                             $1,339,263.52

          a.   Class B Monthly Interest:                         $246,789.06
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,092,474.46

     3.   Collateral Available Funds:                          $1,607,116.23

          a.   Excess Spread:                                  $1,607,116.23

     4.   Total Excess Spread:                                $12,103,845.44

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2004-5 Allocable Principal
          Collections:                                       $307,654,740.04

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                       $258,443,509.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $258,443,509.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,441,523.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $261,885,032.37

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $90,000,000.00

     2.   Required Collateral Invested Amount:                $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $261,885,032.37

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                      $12,103,845.44
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $258,114.25
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $312,421.88
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $309,737.10
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $9,556,905.55

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7204%
          b.   Prior Monthly Period                                  5.5347%
          c.   Second Prior Monthly Period                           5.4297%

     2.   Three Month Average Base Rate                              5.5616%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5386%
          b.   Prior Monthly Period                                 16.3234%
          c.   Second Prior Monthly Period                          16.0941%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6520%



XXVI. Series 2005-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              714,248,327.32       600,000,000.00        114,248,327.32
Beginning Adjusted Invested Amount                            N/A       600,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             12,746,330.21        10,707,477.82          2,038,852.38
Collections of Principal Receivables               184,592,844.02       155,066,105.41         29,526,738.61
Defaulted Amount                                     2,458,102.30         2,064,914.01            393,188.29

Ending Invested / Transferor Amounts               716,064,691.85       600,000,000.00        116,064,691.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6012%              3.6913%               3.9013%
Monthly Interest Due                                 1,553,639.27           143,035.94            181,408.13         1,878,083.33
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,553,639.27           143,035.94            181,408.13         1,878,083.33
Investor Default Amount                              1,724,203.20           154,868.55            185,842.26         2,064,914.01
Investor Monthly Fees Due                              835,000.00            75,000.00             90,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,112,842.47           372,904.49            457,250.39         4,942,997.34

Reallocated Investor Finance Charge Collections                                                                     10,677,140.67
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.4637%
Base Rate                                                                                                                 5.6479%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     501,000,000.00        45,000,000.00         54,000,000.00       600,000,000.00
Interest Distributions                               1,553,639.27           143,035.94            181,408.13         1,878,083.33
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,553,639.27           143,035.94            181,408.13         1,878,083.33
Ending Certificates Balance                        501,000,000.00        45,000,000.00         54,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.10

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.10

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.18

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.18

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $5,915,551.45

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $181,408.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $5,734,143.33

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,915,412.46

          a.   Class A Monthly Interest:                       $1,553,639.27
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,724,203.20
          e.   Excess Spread:                                  $5,637,569.99

     2.   Class B Available Funds:                               $800,785.55

          a.   Class B Monthly Interest:                         $143,035.94
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $657,749.61

     3.   Collateral Available Funds:                            $960,942.66

          a.   Excess Spread:                                    $960,942.66

     4.   Total Excess Spread:                                 $7,256,262.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2005-1 Allocable Principal
          Collections:                                       $184,592,844.02

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                       $155,066,105.41

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $155,066,105.41

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,064,914.01

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $157,131,019.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $54,000,000.00

     2.   Required Collateral Invested Amount:                $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $157,131,019.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-1

     1.   Excess Spread:                                       $7,256,262.27
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $154,868.55
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $181,408.13
     9.   Applied to unpaid Monthly Servicing Fee:             $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $185,842.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $5,734,143.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.6479%
          b.   Prior Monthly Period                                  5.4622%
          c.   Second Prior Monthly Period                           5.3571%

     2.   Three Month Average Base Rate                              5.4891%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.4637%
          b.   Prior Monthly Period                                 16.2508%
          c.   Second Prior Monthly Period                          16.0216%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.5787%



XXVII. Series 2005-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              714,248,327.32       600,000,000.00        114,248,327.32
Beginning Adjusted Invested Amount                            N/A       600,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             12,746,330.21        10,707,477.82          2,038,852.38
Collections of Principal Receivables               184,592,844.02       155,066,105.41         29,526,738.61
Defaulted Amount                                     2,458,102.30         2,064,914.01            393,188.29

Ending Invested / Transferor Amounts               716,064,691.85       600,000,000.00        116,064,691.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6713%              3.8513%               4.0613%
Monthly Interest Due                                 1,583,838.44           149,235.94            188,848.13         1,921,922.50
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,583,838.44           149,235.94            188,848.13         1,921,922.50
Investor Default Amount                              1,724,203.20           154,868.55            185,842.26         2,064,914.01
Investor Monthly Fees Due                              835,000.00            75,000.00             90,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,143,041.64           379,104.49            464,690.39         4,986,836.51

Reallocated Investor Finance Charge Collections                                                                     10,720,979.84
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5526%
Base Rate                                                                                                                 5.7339%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     501,000,000.00        45,000,000.00         54,000,000.00       600,000,000.00
Interest Distributions                               1,583,838.44           149,235.94            188,848.13         1,921,922.50
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,583,838.44           149,235.94            188,848.13         1,921,922.50
Ending Certificates Balance                        501,000,000.00        45,000,000.00         54,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.16

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.16

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.32

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.32

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $5,922,991.45

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $188,848.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $5,734,143.33

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,952,018.17

          a.   Class A Monthly Interest:                       $1,583,838.44
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,724,203.20
          e.   Excess Spread:                                  $5,643,976.53

     2.   Class B Available Funds:                               $804,073.49

          a.   Class B Monthly Interest:                         $149,235.94
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $654,837.55

     3.   Collateral Available Funds:                            $964,888.19

          a.   Excess Spread:                                    $964,888.19

     4.   Total Excess Spread:                                 $7,263,702.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2005-2 Allocable Principal
          Collections:                                       $184,592,844.02

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                       $155,066,105.41

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $155,066,105.41

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,064,914.01

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $157,131,019.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $54,000,000.00

     2.   Required Collateral Invested Amount:                $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $157,131,019.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-2

     1.   Excess Spread:                                       $7,263,702.27
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $154,868.55
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $188,848.13
     9.   Applied to unpaid Monthly Servicing Fee:             $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $185,842.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $5,734,143.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7339%
          b.   Prior Monthly Period                                  5.5482%
          c.   Second Prior Monthly Period                           5.4432%

     2.   Three Month Average Base Rate                              5.5751%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5526%
          b.   Prior Monthly Period                                 16.3369%
          c.   Second Prior Monthly Period                          16.1076%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6657%



XXVIII. Series 2005-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              833,289,715.20       700,000,000.00        133,289,715.20
Beginning Adjusted Invested Amount                            N/A       700,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             14,870,718.58        12,492,057.46          2,378,661.12
Collections of Principal Receivables               215,358,318.03       180,910,456.31         34,447,861.71
Defaulted Amount                                     2,867,786.01         2,409,066.35            458,719.67

Ending Invested / Transferor Amounts               835,408,807.16       700,000,000.00        135,408,807.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.5713%              3.7113%               3.8213%
Monthly Interest Due                                 1,797,479.57           167,779.43            207,302.81         2,172,561.81
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,797,479.57           167,779.43            207,302.81         2,172,561.81
Investor Default Amount                              2,011,570.40           180,679.98            216,815.97         2,409,066.35
Investor Monthly Fees Due                              974,166.67            87,500.00            105,000.00         1,166,666.67
Investor Additional Amounts Due
Total Due                                            4,783,216.63           435,959.40            529,118.78         5,748,294.82

Reallocated Investor Finance Charge Collections                                                                     12,438,128.70
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.4315%
Base Rate                                                                                                                 5.6167%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     584,500,000.00        52,500,000.00         63,000,000.00       700,000,000.00
Interest Distributions                               1,797,479.57           167,779.43            207,302.81         2,172,561.81
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,797,479.57           167,779.43            207,302.81         2,172,561.81
Ending Certificates Balance                        584,500,000.00        52,500,000.00         63,000,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.08

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.08

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.20

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.20

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $6,897,136.70

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $207,302.81

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $6,689,833.88

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,385,837.47

          a.   Class A Monthly Interest:                       $1,797,479.57
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,011,570.40
          e.   Excess Spread:                                  $6,576,787.50

     2.   Class B Available Funds:                               $932,859.65

          a.   Class B Monthly Interest:                         $167,779.43
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $765,080.23

     3.   Collateral Available Funds:                          $1,119,431.58

          a.   Excess Spread:                                  $1,119,431.58

     4.   Total Excess Spread:                                 $8,461,299.31

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2005-3 Allocable Principal
          Collections:                                       $215,358,318.03

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                       $180,910,456.31

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $180,910,456.31

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,409,066.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $183,319,522.66

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $63,000,000.00

     2.   Required Collateral Invested Amount:                $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $183,319,522.66

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-3

     1.   Excess Spread:                                       $8,461,299.31
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $180,679.98
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $207,302.81
     9.   Applied to unpaid Monthly Servicing Fee:             $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $216,815.97
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $6,689,833.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.6167%
          b.   Prior Monthly Period                                  5.4310%
          c.   Second Prior Monthly Period                           5.3462%

     2.   Three Month Average Base Rate                              5.4646%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.4315%
          b.   Prior Monthly Period                                 16.2197%
          c.   Second Prior Monthly Period                          15.7894%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.4802%



XXIX. Series 2005-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations           Interest              Interest
----------------------------------                    -----------        --------------          -----------
Beginning Invested /Transferor Amount              595,206,939.43       500,000,000.00         95,206,939.43
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             10,621,941.84         8,922,898.19          1,699,043.65
Collections of Principal Receivables               153,827,370.02       129,221,754.51         24,605,615.51
Defaulted Amount                                     2,048,418.58         1,720,761.68            327,656.91

Ending Invested / Transferor Amounts               596,720,576.54       500,000,000.00         96,720,576.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6412%              3.8213%               3.9913%
Monthly Interest Due                                 1,309,079.95           123,394.53            154,660.94         1,587,135.42
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,309,079.95           123,394.53            154,660.94         1,587,135.42
Investor Default Amount                              1,436,836.00           129,057.13            154,868.55         1,720,761.68
Investor Monthly Fees Due                              695,833.33            62,500.00             75,000.00           833,333.33
Investor Additional Amounts Due
Total Due                                            3,441,749.28           314,951.66            384,529.49         4,141,230.43

Reallocated Investor Finance Charge Collections                                                                      8,919,683.20
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.5174%
Base Rate                                                                                                                 5.6998%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     417,500,000.00        37,500,000.00         45,000,000.00       500,000,000.00
Interest Distributions                               1,309,079.95           123,394.53            154,660.94         1,587,135.42
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,309,079.95           123,394.53            154,660.94         1,587,135.42
Ending Certificates Balance                        417,500,000.00        37,500,000.00         45,000,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.14

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.14

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.29

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.29

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $4,933,113.71

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $154,660.94

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $4,778,452.77

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,447,935.47

          a.   Class A Monthly Interest:                       $1,309,079.95
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,436,836.00
          e.   Excess Spread:                                  $4,702,019.52

     2.   Class B Available Funds:                               $668,976.24

          a.   Class B Monthly Interest:                         $123,394.53
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $545,581.71

     3.   Collateral Available Funds:                            $802,771.49

          a.   Excess Spread:                                    $802,771.49

     4.   Total Excess Spread:                                 $6,050,372.72

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2005-4 Allocable Principal
          Collections:                                       $153,827,370.02

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                       $129,221,754.51

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $129,221,754.51

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,720,761.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $130,942,516.19

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $45,000,000.00

     2.   Required Collateral Invested Amount:                $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $130,942,516.19

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-4

     1.   Excess Spread:                                       $6,050,372.72
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $129,057.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $154,660.94
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $154,868.55
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $4,778,452.77

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.6998%
          b.   Prior Monthly Period                                  5.5142%
          c.   Second Prior Monthly Period                           5.4294%

     2.   Three Month Average Base Rate                              5.5478%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5174%
          b.   Prior Monthly Period                                 16.3028%
          c.   Second Prior Monthly Period                          15.8670%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.5624%



XXX. Series 2005-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount            1,309,455,266.74     1,100,000,000.00        209,455,266.74
Beginning Adjusted Invested Amount                            N/A     1,100,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             23,368,272.05        19,630,376.01          3,737,896.04
Collections of Principal Receivables               338,420,214.04       284,287,859.92         54,132,354.12
Defaulted Amount                                     4,506,520.88         3,785,675.69            720,845.19

Ending Invested / Transferor Amounts             1,312,785,268.39     1,100,000,000.00        212,785,268.39


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6113%              3.7513%               3.8912%
Monthly Interest Due                                 2,856,247.97           266,495.05            331,729.06         3,454,472.08
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   2,856,247.97           266,495.05            331,729.06         3,454,472.08
Investor Default Amount                              3,161,039.20           283,925.68            340,710.81         3,785,675.69
Investor Monthly Fees Due                            1,530,833.33           137,500.00            165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                            7,548,120.50           687,920.73            837,439.87         9,073,481.10

Reallocated Investor Finance Charge Collections                                                                     19,586,077.21
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.4762%
Base Rate                                                                                                                 5.6600%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     918,500,000.00        82,500,000.00         99,000,000.00     1,100,000,000.00
Interest Distributions                               2,856,247.97           266,495.05            331,729.06         3,454,472.08
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  2,856,247.97           266,495.05            331,729.06         3,454,472.08
Ending Certificates Balance                        918,500,000.00        82,500,000.00         99,000,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.11

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.11

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.23

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.23

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $10,844,325.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $331,729.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $10,512,596.10

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $16,354,374.47

          a.   Class A Monthly Interest:                       $2,856,247.97
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,161,039.20
          e.   Excess Spread:                                 $10,337,087.30

     2.   Class B Available Funds:                             $1,468,955.79

          a.   Class B Monthly Interest:                         $266,495.05
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,202,460.74

     3.   Collateral Available Funds:                          $1,762,746.95

          a.   Excess Spread:                                  $1,762,746.95

     4.   Total Excess Spread:                                $13,302,294.99

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2005-5 Allocable Principal
          Collections:                                       $338,420,214.04

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                       $284,287,859.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $284,287,859.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,785,675.69

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $288,073,535.61

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $99,000,000.00

     2.   Required Collateral Invested Amount:                $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $288,073,535.61

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-5

     1.   Excess Spread:                                      $13,302,294.99
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $283,925.68
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $331,729.06
     9.   Applied to unpaid Monthly Servicing Fee:             $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $340,710.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $10,512,596.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.6600%
          b.   Prior Monthly Period                                  5.5193%
          c.   Second Prior Monthly Period                               N/A

     2.   Three Month Average Base Rate                                  N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.4762%
          b.   Prior Monthly Period                                 15.6195%
          c.   Second Prior Monthly Period                           0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield       11.0319%



XXX. Series 2005-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              833,289,715.20       700,000,000.00        133,289,715.20
Beginning Adjusted Invested Amount                            N/A       700,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             14,870,718.58        12,492,057.46          2,378,661.12
Collections of Principal Receivables               215,358,318.03       180,910,456.31         34,447,861.71
Defaulted Amount                                     2,867,786.01         2,409,066.35            458,719.67

Ending Invested / Transferor Amounts               835,408,807.16       700,000,000.00        135,408,807.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ---------                 -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.5881%              3.7281%               3.8381%
Monthly Interest Due                                 1,631,203.77           152,231.98            188,068.37         1,971,504.11
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,631,203.77           152,231.98            188,068.37         1,971,504.11
Investor Default Amount                              2,011,570.40           180,679.98            216,815.97         2,409,066.35
Investor Monthly Fees Due                              974,166.67            87,500.00            105,000.00         1,166,666.67
Investor Additional Amounts Due
Total Due                                            4,616,940.83           420,411.95            509,884.34         5,547,237.12

Reallocated Investor Finance Charge Collections                                                                     12,237,071.01
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.0820%
Base Rate                                                                                                                 5.6338%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     584,500,000.00        52,500,000.00         63,000,000.00       700,000,000.00
Interest Distributions                               1,631,203.77           152,231.98            188,068.37         1,971,504.11
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,631,203.77           152,231.98            188,068.37         1,971,504.11
Ending Certificates Balance                        584,500,000.00        52,500,000.00         63,000,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.79

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.79

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $6,877,902.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $188,068.37

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $6,689,833.88

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,217,954.29

          a.   Class A Monthly Interest:                       $1,631,203.77
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,011,570.40
          e.   Excess Spread:                                  $6,575,180.13

     2.   Class B Available Funds:                               $917,780.33

          a.   Class B Monthly Interest:                         $152,231.98
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $765,548.35

     3.   Collateral Available Funds:                          $1,101,336.39

          a.   Excess Spread:                                  $1,101,336.39

     4.   Total Excess Spread:                                 $8,442,064.87

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2005-6 Allocable Principal
          Collections:                                       $215,358,318.03

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                       $180,910,456.31

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $180,910,456.31

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,409,066.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $183,319,522.66

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $63,000,000.00

     2.   Required Collateral Invested Amount:                $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $183,319,522.66

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-6

     1.   Excess Spread:                                       $8,442,064.87
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $180,679.98
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $188,068.37
     9.   Applied to unpaid Monthly Servicing Fee:             $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $216,815.97
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $6,689,833.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.6338%
          b.   Prior Monthly Period                                      N/A
          c.   Second Prior Monthly Period                               N/A

     2.   Three Month Average Base Rate                                  N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                    N/A
          b.   Prior Monthly Period                                  0.0000%
          c.   Second Prior Monthly Period                           0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield        5.6940%



XXX. Series 2005-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest               Interest
----------------------------------                    -----------       --------------           -----------
Beginning Invested /Transferor Amount              833,289,715.20       700,000,000.00        133,289,715.20
Beginning Adjusted Invested Amount                            N/A       700,000,000.00                   N/A
Floating Allocation Percentage                                N/A             84.0044%              15.9956%
Principal Allocation Percentage                               N/A             84.0044%              15.9956%
Collections of Finance Chg. Receivables             14,870,718.58        12,492,057.46          2,378,661.12
Collections of Principal Receivables               215,358,318.03       180,910,456.31         34,447,861.71
Defaulted Amount                                     2,867,786.01         2,409,066.35            458,719.67

Ending Invested / Transferor Amounts               835,408,807.16       700,000,000.00        135,408,807.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A              Class B             Interest                 Total
--------------------------------------                    -------              -------            ----------                -----

Principal Funding Account                                    0.00                 0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                 0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                 0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                 0.00                  0.00                 0.00

38,579.00                                                 3.6581%              3.8581%               3.9981%
Monthly Interest Due                                 1,663,026.54           157,540.31            195,908.37         2,016,475.22
Outstanding Monthly Interest Due                             0.00                 0.00                  0.00                 0.00
Additional Interest Due                                      0.00                 0.00                  0.00                 0.00
Total Interest Due                                   1,663,026.54           157,540.31            195,908.37         2,016,475.22
Investor Default Amount                              2,011,570.40           180,679.98            216,815.97         2,409,066.35
Investor Monthly Fees Due                              974,166.67            87,500.00            105,000.00         1,166,666.67
Investor Additional Amounts Due
Total Due                                            4,648,763.61           425,720.28            517,724.34         5,592,208.24

Reallocated Investor Finance Charge Collections                                                                     12,282,042.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.1602%
Base Rate                                                                                                                 5.7175%
Excess Spread Percentage                                                                                                 11.4683%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A              Class B             Interest                 Total
--------------------------------------------              -------              -------            ----------                -----

Beginning Certificates Balance                     584,500,000.00        52,500,000.00         63,000,000.00       700,000,000.00
Interest Distributions                               1,663,026.54           157,540.31            195,908.37         2,016,475.22
Principal Deposits - Prin. Funding Account                   0.00                 0.00                  0.00                 0.00
Principal Distributions                                      0.00                 0.00                  0.00                 0.00
Total Distributions                                  1,663,026.54           157,540.31            195,908.37         2,016,475.22
Ending Certificates Balance                        584,500,000.00        52,500,000.00         63,000,000.00       700,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.85

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.85

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $6,885,742.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $195,908.37

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $6,689,833.88

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,255,505.17

          a.   Class A Monthly Interest:                       $1,663,026.54
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,011,570.40
          e.   Excess Spread:                                  $6,580,908.23

     2.   Class B Available Funds:                               $921,153.16

          a.   Class B Monthly Interest:                         $157,540.31
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $763,612.85

     3.   Collateral Available Funds:                          $1,105,383.79

          a.   Excess Spread:                                  $1,105,383.79

     4.   Total Excess Spread:                                 $8,449,904.87

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.0044%

     2.   Series 2005-7 Allocable Principal
          Collections:                                       $215,358,318.03

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                       $180,910,456.31

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $180,910,456.31

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,409,066.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $183,319,522.66

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $63,000,000.00

     2.   Required Collateral Invested Amount:                $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $183,319,522.66

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-7

     1.   Excess Spread:                                       $8,449,904.87
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $180,679.98
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $195,908.37
     9.   Applied to unpaid Monthly Servicing Fee:             $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $216,815.97
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                        $6,689,833.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                5.7175%
          b.   Prior Monthly Period                                      N/A
          c.   Second Prior Monthly Period                               N/A

     2.   Three Month Average Base Rate                                  N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                    N/A
          b.   Prior Monthly Period                                  0.0000%
          c.   Second Prior Monthly Period                           0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield        5.7201%




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